Exhibit 10.19

TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (“Agreement”) is made this 1st day of June 2012, by EBTEC CORPORATION, a Delaware corporation, with a place of business at 120 Shoemaker Lane, Agawam, Massachusetts 01001 (“Borrower”) and delivered to TD Bank, N.A. having an address of 102 West Main Street, New Britain, Connecticut 06050-0174 (“Lender”).

BACKGROUND

A.           This Agreement is being executed in connection with that certain Credit Agreement dated as of May 27, 2009, as amended by that certain First Amendment to Credit Agreement and Modification of Mortgage (the “First Amendment”) by and among EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 (“Edac”), GROS-ITE INDUSTRIES, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 and APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation, with a place of business at 1806 Farmington Avenue, Farmington, Connecticut 06032 (collectively, the “Other Borrowers”), Borrower, and Lender and dated July 21, 2010, and as further amended by that certain Second Amendment to Credit Agreement and Modification of Mortgage (the “Second Amendment”) by and among Other Borrowers and Lender and dated November 24, 2010, as amended by that certain Third Amendment to Credit Agreement and Modification of Mortgage (the “Third Amendment”) by and between Other Borrowers and Lender and dated July, 27, 2011 and as further amended by that certain Fourth Amendment to Credit Agreement and Modification of Mortgage and Joinder (the “Fourth Amendment”) by and among Borrower, Other Borrowers and Lender and dated as of the date hereof (as it may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”).

B.           On or about the date hereof Edac is acquiring an ownership interest in Borrower and in connection therewith, Borrower has agreed to, and pursuant to the terms hereof shall, become a “Borrower” under the Loan Agreement and Other Documents pursuant to the Fourth Amendment.

C.           Borrower is granting Lender a lien on and security interest in certain assets of Borrower associated with or relating to services or products sold under Borrower’s trademarks and the goodwill associated therewith, and under which Lender is entitled to foreclose or otherwise deal with such assets under the terms and conditions set forth therein pursuant to that certain Security Agreement dated the date hereof executed by Borrower to and for the benefit of Lender (the “Security Agreement”).  Capitalized terms not defined herein shall have the meanings given to such terms in the Loan Agreement.

D.           Borrower has adopted, used and is using (or has filed applications for the registration of) the trademarks, servicemarks and tradenames listed on Schedule “A” attached hereto and made part hereof (all such marks or names hereinafter referred to as the “Trademarks”).

E.           Pursuant to the Security Agreement, Lender is acquiring a lien on, security interest in and a license to use the Trademarks and the registration thereof, together with all the goodwill of Borrower associated therewith and represented thereby, as security for all of Borrower’s Obligations (as defined in the Loan Agreement), and Lender desires to have its security interest in such Trademarks confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office.

NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1.           In consideration of and pursuant to the terms of the Loan Agreement and Security Agreement, and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, and to secure Borrower’s Obligations, Borrower grants to Lender a lien on and security interest in all of Borrower’s present and future right, title and interest in and to the Trademarks, together with all the goodwill of Borrower associated with and represented by the Trademarks, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

2.           Borrower hereby covenants and agrees to maintain the Trademarks in full force and effect until all of Borrower’s Obligations are indefeasibly paid and satisfied in full.

3.           Borrower represents, warrants and covenants to Lender that:

(a)           The Trademarks are subsisting and have not been adjudged invalid or unenforceable;

(b)           All of the Trademarks (other than application for the registration thereof which have been filed) are registered, and to the knowledge of the Borrower, valid and enforceable;

(c)           Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, and each of the Trademarks is free and clear of any liens, charges and encumbrances including, without limitation, pledges, assignments, licenses (other than to Borrower and Lender hereunder) and covenants by Borrower not to sue third persons;

(d)           Borrower has the unqualified right, power and authority to enter into this Agreement and perform its terms;

(e)           Borrower has complied with, and will continue for the duration of this Agreement to comply with the requirements set forth in 15 U.S.C. §1051-1127 and any other applicable statutes, rules and regulations in connection with its use of the Trademarks except where failure to comply would not have a Material Adverse Effect on Borrower or its assets;

(f)            Borrower has no notice of any suits or actions commenced or threatened against it, or notice of claims asserted or threatened against it, with reference to the Trademarks; and

(g)           Borrower has used and will continue to use for the duration of this Agreement, consistent standards of quality in services or products leased or sold under the Trademarks and hereby grants to Lender and its employees and agents the right (with no obligation of any kind upon Lender to do so) to visit Borrower’s affiliates, franchises or management locations and to inspect the use of the Trademarks and quality control records relating thereto at reasonable times during regular business hours to ensure Borrower’s compliance with this paragraph 3(g).

4.           Borrower further covenants that:

(a)           Until all the Borrower’s Obligations are indefeasibly paid and satisfied in full, Borrower will not enter into any agreement, including, without limitation, license agreements or options, which are inconsistent with Borrower’s obligations under this Agreement, Borrower’s obligations under the Security Agreement or the Loan Agreement or which restrict or impair Lender’s rights hereunder.

(b)           If Borrower acquires rights to any new Trademarks, the provisions of this Agreement shall automatically apply thereto and such trademarks shall be deemed part of the Trademarks.  Borrower shall give Lender prompt written notice of the filing of any applications to register such Trademarks along with an amended Schedule “A.”

5.           So long as this Agreement is in effect and so long as Borrower has not received notice from Lender that an Event of Default has occurred under the Loan Agreement and that Lender has not elected to exercise its rights hereunder: (i) Borrower shall continue to have the exclusive right to use the Trademarks; and (ii) Lender shall have no right to use the Trademarks or issue any exclusive or non-exclusive license with respect thereto, or assign, pledge or otherwise transfer title in the Trademarks to anyone else.

6.           Borrower agrees not to sell, grant any option, assign or further encumber its rights and interest in the Trademarks to any entity or person other than Lender without the prior written consent of Lender.

7.           Anything herein contained to the contrary notwithstanding, if and while an Event of Default exists under the Loan Agreement, Borrower hereby covenants and agrees that Lender, as the holder of a security interest under the Uniform Commercial Code, as now or hereafter in effect from time to time, in the State of Connecticut, may take such action permitted hereunder, in its exclusive discretion, to foreclose upon the Trademarks covered hereby.  For such purposes, while an Event of Default exists, Borrower hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Borrower’s true and lawful attorney-in-fact, with the power to endorse Borrower’s name on all applications, documents, papers and instruments necessary for Lender to use the Trademarks or to grant or issue any exclusive or non-exclusive license under the Trademarks to anyone else, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else including, without limitation, the power to execute a Trademark Assignment in the form attached hereto as Exhibit 1.  Borrower hereby ratifies all that such attorney or agent shall lawfully do or cause to be done by virtue hereof, except for the gross negligence or willful misconduct of such attorney or agent.  This power of attorney shall be irrevocable for the life of this Agreement, the Loan Documents, and until all Borrower’s Obligations are indefeasibly paid and satisfied in full.

8.           This Agreement shall be subject to the terms, provisions, and conditions set forth in the Loan Agreement and may not be modified without the written consent of the party against whom enforcement is being sought.

9.           All rights and remedies herein granted to Lender shall be in addition to any rights and remedies granted to Lender under the Other Documents.  In the event of an inconsistency between this Agreement and Loan Agreement, the language of this Agreement shall control.

10.         Upon Borrower’s performance of all of the obligations under the Other Documents and after all Borrower’s Obligations are indefeasibly paid and satisfied in full, Lender shall, at Borrower’s expense, execute and deliver to Borrower all documents reasonably necessary to terminate Lender’s security interest in the Trademarks.

11.         Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and legal expenses incurred by Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, reasonable counsel fees, maintenance fees, encumbrances or costs otherwise incurred in protecting, maintaining, preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, in each case in accordance with the terms of this Agreement, shall be borne and paid by Borrower on demand by Lender and until so paid shall be added to the principal amount of Borrower’s Obligations to Lender and shall bear interest at the otherwise applicable rate prescribed in the Loan Agreement.

12.         Subject to the terms of the Loan Agreement, unless failure to do so would have a Material Adverse Effect on Borrower or its assets, Borrower shall have the duty to prosecute diligently any application and/or registration with respect to the Trademarks pending as of the date of this Agreement or thereafter, until Borrower’s Obligations are indefeasibly paid and satisfied in full, to preserve and maintain all rights in the Trademarks, and upon reasonable request of Lender, Borrower shall make federal application on registerable but unregistered Trademarks belonging to Borrower and licensed to Borrower.  Any reasonable expenses incurred in connection with such applications shall be borne exclusively by Borrower.  Borrower shall not abandon any Trademarks without the prior written consent of Lender, unless the abandonment thereof would not have a Material Adverse Effect on the Borrower or its assets.

13.         Borrower shall have the right to bring suit in its own name to enforce the Trademarks, in which event Lender may, if Borrower reasonably deems it necessary, be joined as a nominal party to such suit if Lender shall have been satisfied, in its sole  discretion, that it is not thereby incurring any risk of liability because of such joinder.  Borrower shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including reasonable attorneys’ fees and costs, incurred by Lender in the fulfillment of the provisions of this paragraph.

14.         Upon the occurrence of an Event of Default under the Loan Agreement, Lender may, without any obligation to do so, complete any obligation of Borrower hereunder, in Borrower’s name or in Lender’s name, but at the expense of Borrower.

15.         No course of dealing between Borrower and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, and all of Lender’s rights and remedies with respect to the Trademarks, whether established hereby or by the Loan Documents, or by any other future agreements between Borrower and Lender or by law, shall be cumulative and may be exercised singularly or concurrently.

16.         This Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

18.         THIS AGREEMENT, AND ALL MATERS ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF CONNECTICUT. THE PROVISIONS OF THIS AGREEMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

19.         Borrower hereby irrevocably consents to the non-exclusive jurisdiction of the Courts of the State of Connecticut or the United States District Court for the District of Connecticut in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking.  Borrower waives any objection which Borrower may have based upon lack of personal jurisdiction, improper venue or forum non conveniens.  Borrower irrevocably agrees to service of process by certified mail, return receipt requested to the address of the appropriate party set forth on the signature page hereto.

20.         BORROWER (AND LENDER BY ITS ACCEPTANCE HEREOF) HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED HEREUNDER OR UNDER THE LOAN DOCUMENTS.

[SIGNATURES TO FOLLOW ON SEPARATE PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Trademark Security Agreement, under seal, the day and year first above written.

Borrower:

EBTEC CORPORATION

By: /s/Glenn L. Purple
      Name:  Glenn L. Purple
      Its  Treasurer
      Duly Authorized

(Corporate Seal)

Address: 120 Shoemaker Lane
   Agawam, Massachusetts 01001

Approved and Accepted:

TD Bank, N.A.

By: /s/A. Tommy Boisvert
Name: A. Tommy Boisvert
Title:  Vice President

CORPORATE ACKNOWLEDGMENT

STATE OF CONNECTICUT              )
)  at Hartford
COUNTY OF HARTFORD                 )

On this the 31st day of May, 2012, before me, the undersigned officer, personally appeared Glenn L. Purple known to me (or satisfactorily proven) to be the Treasurer of EBTEC Corporation and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said corporation.

In Witness Whereof I hereunto set my hand.

/s/________________________________
Notary Public/My Commission Expires:
Commissioner of the Superior Court

Schedule A to Trademark Security Agreement

Mark	Type of Mark	Registration #	Registration Date
“Fusing Imagination With Reality”	Service Mark	Reg. No. 3,463,489	July 8, 2008
“Powerfull”	Service Mark	Reg. No. 3,517,825	October 14, 2008
“EBTEC”	Service Mark	Reg. No. 1,880,882	February, 28, 1995

Exhibit 1 to Trademark Security Agreement

TRADEMARK ASSIGNMENT

WHEREAS, EBTEC CORPORATION, a Delaware corporation, with a place of business at 120 Shoemaker Lane, Agawam, Massachusetts 01001 (“Grantor”), is the registered owner of the United States trademarks, tradenames and registrations listed on Schedule "A" attached hereto and made a part hereof (the “Trademarks”), which are registered in the United States Patent and Trademark Office; and

WHEREAS, TD Bank, N.A. having an address of 102 West Main Street, New Britain, Connecticut 06050-0174 (“Grantee”), is desirous of acquiring the Trademarks;

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound hereby, Grantor, its successors and assigns, does hereby transfer, assign and set over unto Grantee, its successors, transferees and assigns, all of its present and future right, title and interest in and to the Trademarks and all proceeds thereof and all goodwill associated therewith.

IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed as of the 31st day of May, 2012.

EBTEC CORPORATION

Witness:  /s/__________________                                                      By: /s/Glenn L. Purple
      Name:  Glenn L. Purple
      Its Treasurer
      Duly Authorized

CORPORATE ACKNOWLEDGMENT

STATE OF CONNECTICUT              )
)  at Hartford
COUNTY OF HARTFORD                 )

On this the 31st day of May, 2012, before me, the undersigned officer, personally appeared Glenn L. Purple known to me (or satisfactorily proven) to be the Treasurer of EBTEC Corporation and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said corporation.

In Witness Whereof I hereunto set my hand.

/s/_______________________________
Notary Public/My Commission Expires:
Commissioner of the Superior Court

SCHEDULE A TO TRADEMARK ASSIGNMENT

Mark	Type of Mark	Registration #	Registration Date
“Fusing Imagination With Reality”	Service Mark	Reg. No. 3,463,489	July 8, 2008
“Powerfull”	Service Mark	Reg. No. 3,517,825	October 14, 2008
“EBTEC”	Service Mark	Reg. No. 1,880,882	February, 28, 1995

POWER OF ATTORNEY

EBTEC CORPORATION, a Delaware corporation, ("Grantor"), hereby authorizes TD Bank, N.A., its successors and assigns, and any officer or agent thereof (collectively "Grantee") as Grantor's true and lawful attorney-in-fact, with the power to endorse Grantor's name on all applications, assignments, documents, papers and instruments necessary for Grantee to enforce and effectuate its rights under a certain Trademark Security Agreement between Grantor and Grantee dated the date hereof (as it may hereafter be supplemented, restated, superseded, amended or replaced, the "Trademark Agreement"), including, without limitation, the power, upon the occurrence and during the continuance of any Event of Default, to use the Trademarks (as defined in the Trademark Agreement), to grant or issue any exclusive or nonexclusive license under the Trademarks to anyone else, or to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks.

This Power of Attorney is given and any action taken pursuant hereto is intended to be so given or taken pursuant to the Trademark Agreement as it may be supplemented, restated, superseded, amended or replaced from time to time.

Grantor hereby unconditionally ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

This Power of Attorney shall be coupled with an interest and irrevocable for the life of the Trademark Agreement.

IN WITNESS WHEREOF, the Grantor has executed this Power of Attorney, under seal, this 31st day of May, 2012.

EBTEC CORPORATION

Witness:  /s/__________________                                                      By: /s/Glenn L. Purple
      Name:  Glenn L. Purple
      Its Treasurer
      Duly Authorized

CORPORATE ACKNOWLEDGMENT

STATE OF CONNECTICUT              )
)  at Hartford
COUNTY OF HARTFORD                 )

On this the 31st day of May, 2012, before me, the undersigned officer, personally appeared Glenn L. Purple known to me (or satisfactorily proven) to be the Treasurer of EBTEC Corporation and acknowledged that he executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of said corporation.

In Witness Whereof I hereunto set my hand.

/s/________________________________
Notary Public/My Commission Expires:
Commissioner of the Superior Court